ING FUNDS TRUST

ING High Yield Bond Fund

(“Fund”)

Supplement dated April 30, 2010

to the Fund’s Class A, Class B and Class C Prospectus and Class I and Class W Prospectus

each dated July 31, 2009

(each a “Prospectus” and collectively “Prospectuses”)

Effective March 22, 2010, Matthew Toms replaced Daniel Doyle as co-portfolio manager for the Fund. The Fund’s Prospectuses are revised as follows:

1.               The first paragraph of the section entitled “Management of the Funds — Adviser and Sub-Advisers — ING High Yield Bond Fund” of the Fund’s Class A, Class B and Class C Prospectus and Class I and Class W Prospectus is deleted in its entirety and replaced with the following:

The following individuals jointly share responsibility for the day-to-day management of the ING High Yield Bond Fund. Mr. Parrish has co-managed the Fund since December 2007 and Mr. Toms has co-managed the Fund since March 2010.

2.               The second paragraph of the section entitled “Management of the Funds — Adviser and Sub-Advisers — ING High Yield Bond Fund” of the Fund’s Class A, Class B and Class C Prospectus and Class I and Class W Prospectus is hereby deleted and replaced with the following:

Matthew Toms, Portfolio Manager, joined ING Investment Management in September, 2009 as Senior Vice President and Head of Credit. In this role, Mr. Toms directly oversees the investment teams responsible for the corporate bond and high yield strategies for ING’s General Account as well as third party clients, and ensures the coordination of credit strategies with the global emerging market team. Prior to joining ING Investment Management, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their Fixed Income business. From May 2000 to March 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles. Mr. Toms holds the Chartered Financial Analyst designation.

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ING Funds Trust

ING High Yield Bond Fund

(“Fund”)

Supplement dated April 30, 2010

to the Fund’s Class A, Class B, Class C, Class I, Class O, Class R and Class W shares

Statement of Additional Information (“SAI”) dated September 30, 2009

Effective March 22, 2010, Matthew Toms replaced Daniel Doyle as co-portfolio manager for the Fund. All references to Daniel Doyle as co-portfolio manager for the Fund are hereby deleted and replaced with Matthew Toms.

The Fund’s SAI is amended to reflect the following:

1.                                           The tables in the sub-sections entitled “Other Accounts Managed” and “Ownership of Securities” under the section entitled “Portfolio Managers — ING Classic Money Market Fund, ING GNMA Income Fund, ING High Yield Bond Fund and ING Intermediate Bond Fund” found on pages 71 and 73, respectively, of the SAI are amended to include the following:

Other Managed Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Matthew Toms(1)	1**	$106,694,328	5**	$2,321,095,417	10**	$1,385,885,901

(1) As of March 31, 2010.

** None of these accounts are subject to a performance based fee.

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Matthew Toms(1)	High Yield Bond Fund	None

(1) As of March 31, 2010.

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